EXHIBIT 1

Joint Filing Agreement

     In accordance with Rule 13d-1(k) promulgated under the U.S. Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the Series A Common Stock, par value $0.0001 per share, of Celanese Corporation, a Delaware corporation, and that this Joint Filing Agreement may be included as an Exhibit to such joint filing. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of March 18, 2005.

BLACKSTONE CAPITAL PARTNERS (CAYMAN) LTD. 1
By:	/s/ Chinh E. Chu
	Name:	Chinh E. Chu
	Title:	Director

BLACKSTONE CAPITAL PARTNERS (CAYMAN) LTD. 2
By:	/s/ Chinh E. Chu
	Name:	Chinh E. Chu
	Title:	Director

BLACKSTONE CAPITAL PARTNERS (CAYMAN) LTD. 3
By:	/s/ Chinh E. Chu
	Name:	Chinh E. Chu
	Title:	Director

BLACKSTONE CAPITAL PARTNERS (CAYMAN) IV L.P. By: Blackstone Management Associates (Cayman) IV L.P., its general partner By: Blackstone LR Associates (Cayman) IV Ltd., its general partner
By:	/s/ Chinh E. Chu
	Name:	Chinh Chu
	Title:	Authorized Person

BLACKSTONE CAPITAL PARTNERS (CAYMAN) IV-A L.P. By: Blackstone Management Associates (Cayman) IV L.P., its general partner By: Blackstone LR Associates (Cayman) IV Ltd., its general partner
By:	/s/ Chinh E. Chu
	Name:	Chinh Chu
	Title:	Authorized Person

BLACKSTONE FAMILY INVESTMENT
PARTNERSHIP (CAYMAN) IV-A L.P.

By: Blackstone Management Associates (Cayman) IV
L.P., its general partner

By: Blackstone LR Associates (Cayman) IV Ltd.,
its general partner

By:	/s/ Chinh E. Chu
	Name:	Chinh Chu
	Title:	Authorized Person

BLACKSTONE MANAGEMENT ASSOCIATES (CAYMAN) IV L.P. By: Blackstone LR Associates (Cayman) IV Ltd., its general partner
By:	/s/ Chinh E. Chu
	Name:	Chinh Chu
	Title:	Authorized Person

BLACKSTONE LR ASSOCIATES (CAYMAN) IV LTD.
By:	/s/ Chinh E. Chu
	Name:	Chinh E. Chu
	Title:	Authorized Person

/s/ Peter G. Peterson
Peter G. Peterson

/s/ Stephen A. Schwarzman
Stephen A. Schwarzman